                                                                      EXHIBIT 24



                                POWER OF ATTORNEY
                            OFFICERS AND DIRECTORS OF
                             ABERCROMBIE & FITCH CO.



             The undersigned officer and/or director of Abercrombie & Fitch Co., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its 1999 fiscal year under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Michael S. Jeffries and Seth R. Johnson, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                EXECUTED as of the 27th day of January, 2000.



                                              /s/ MICHAEL S. JEFFRIES
                                              -----------------------
                                              Michael S. Jeffries

                                POWER OF ATTORNEY
                            OFFICERS AND DIRECTORS OF
                             ABERCROMBIE & FITCH CO.



             The undersigned officer and/or director of Abercrombie & Fitch Co., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its 1999 fiscal year under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Michael S. Jeffries and Seth R. Johnson, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                EXECUTED as of the 27th day of January, 2000.



                                               /s/ SETH R. JOHNSON
                                               -------------------
                                               Seth R. Johnson

                                POWER OF ATTORNEY
                            OFFICERS AND DIRECTORS OF
                             ABERCROMBIE & FITCH CO.



             The undersigned officer and/or director of Abercrombie & Fitch Co., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its 1999 fiscal year under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Michael S. Jeffries and Seth R. Johnson, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                EXECUTED as of the 27th day of January, 2000.



                                                  /s/ GEORGE FOOS
                                                  -----------------
                                                  George Foos

                                POWER OF ATTORNEY
                            OFFICERS AND DIRECTORS OF
                             ABERCROMBIE & FITCH CO.



             The undersigned officer and/or director of Abercrombie & Fitch Co., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its 1999 fiscal year under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Michael S. Jeffries and Seth R. Johnson, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                EXECUTED as of the 27th day of January, 2000.



                                                 /s/ RUSSELL M. GERTMENIAN
                                                 -------------------------
                                                 Russell M. Gertmenian

                                POWER OF ATTORNEY
                            OFFICERS AND DIRECTORS OF
                             ABERCROMBIE & FITCH CO.



             The undersigned officer and/or director of Abercrombie & Fitch Co., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its 1999 fiscal year under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Michael S. Jeffries and Seth R. Johnson, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                EXECUTED as of the 27th day of January, 2000.



                                            /s/ JOHN A. GOLDEN
                                            ------------------
                                            John A. Golden

                                POWER OF ATTORNEY
                            OFFICERS AND DIRECTORS OF
                             ABERCROMBIE & FITCH CO.



             The undersigned officer and/or director of Abercrombie & Fitch Co., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its 1999 fiscal year under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Michael S. Jeffries and Seth R. Johnson, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                EXECUTED as of the 27th day of January, 2000.



                                                            /s/ JOHN W. KESSLER
                                                            -------------------
                                                            John W. Kessler

                                POWER OF ATTORNEY
                            OFFICERS AND DIRECTORS OF
                            ABERCROMBIE & FITCH, CO.



             The undersigned officer and/or director of Abercrombie & Fitch Co., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its 1999 fiscal year under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, D.C., hereby constitutes and appoints Michael S. Jeffries and Seth R. Johnson, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.


                EXECUTED as of the 27th day of January, 2000.



                                                            /s/ SAM N. SHAHID
                                                            -----------------
                                                            Sam N. Shahid